Exhibit 99.1

Atomera Provides Fourth Quarter and Annual 2018 Results

LOS GATOS, Calif. Feb. 12, 2019 Atomera Incorporated (NASDAQ: ATOM), a semiconductor materials and intellectual property licensing company focused on deploying its proprietary technology into the semiconductor industry, today provided a corporate update and announced financial results for the fourth quarter and fiscal year ended December 31, 2018.

Company Highlights

•	Recognized engineering services revenue as well as our first license revenue
•	Moved two customers into phase three, bringing the number of engagements in this critical phase to 13, with a total of 21 engagements at 17 customers
•	Strengthened balance sheet by raising $11.4 million in net proceeds though a public offering of common stock

Management Commentary

“Atomera expanded its pipeline and recognized both license and engineering services revenue in the quarter,” said Scott Bibaud, President and CEO. “We are aggressively taking the necessary steps to implement MST into semiconductor foundries and IDMs globally, and our progress is evidence of our commitment to grow revenue and capture the opportunity. We are seeing excellent technical results with our internal wafer runs as well as increased traction with our customers, which we believe will lead to additional licenses and, more importantly, progress by our customers to commercialize MST.”

Fourth Quarter and Fiscal Year 2018 Financial Results

During the fourth quarter of 2018, revenue was $150,000, compared with $110,000 in the fourth quarter of 2017. The Company incurred a net loss of $(3.2) million, or ($0.22) per basic and diluted share, compared to a net loss of $2.6 million, or ($0.22) per basic and diluted share, for the fourth quarter of 2017. Adjusted EBITDA (a non-GAAP financial measure) in the fourth quarter of 2018 was a loss of $(2.7) million compared to an adjusted EBITDA loss of $(2.1) million in the fourth quarter of 2017.

For fiscal year 2018, revenue was $246,000, compared with $110,000 in fiscal 2017. Net loss was $(12.9) million, or ($1.02) per basic and diluted share, for fiscal 2018, compared to $(13.1) million, or ($1.11) per basic and diluted share in fiscal 2017. Adjusted EBITDA for fiscal 2018 was a loss of $(10.7) million compared to an adjusted EBITDA loss of $(9.1) million in fiscal 2017.

The Company had $18.9 million in cash and cash equivalents as of December 31, 2018, compared to $17.4 million as of December 31, 2017.

The total number of shares outstanding was 15.0 million as of December 31, 2018.

2018 Fourth Quarter and Fiscal Year 2018 Results Conference Call and Webcast

Atomera will host a conference call today to discuss its financial results and recent progress.

Date: Tuesday, Feb. 12, 2019

Time: 2:00 p.m. PT (5:00 p.m. ET)

Phone: (844) 263-8318 (domestic); +1 (213) 358-0960 (international)

Replay: Available until Feb. 19, 2018; (855) 859-2056 (domestic); +1(404) 537-3406 (international); passcode 3199098.

Webcast: Accessible at www.atomera.com

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Atomera Provides Fourth Quarter and Annual 2018 Results

Note about Non-GAAP Financial Measures

In addition to the unaudited results presented in accordance with generally accepted accounting principles, or GAAP, in this press release, Atomera presents adjusted EBITDA, which is a non-GAAP financial measure. Adjusted EBITDA is determined by taking net loss and eliminating the impacts of interest, taxes, depreciation, amortization, stock-based compensation, the change in fair value of derivative liabilities, and the gain on the extinguishment of debt. Our definition of adjusted EBITDA may not be comparable to the definitions of similarly-titled measures used by other companies. We believe that this non-GAAP financial measure, viewed in addition to and not in lieu of its reported GAAP results, provides useful information to investors by providing a more focused measure of operating results. This metric is used as part of the Company's internal reporting to evaluate its operations and the performance of senior management. A table reconciling this measure to the comparable GAAP measure is available in the accompanying financial tables below.

About Atomera Incorporated

Atomera Incorporated has developed Mears Silicon Technology™ ("MST®"), which increases performance and power efficiency in semiconductor transistors. MST can be implemented using equipment already deployed in semiconductor manufacturing facilities and is complementary to other nano-scaling technologies already in the semiconductor industry roadmap.

Safe Harbor

This press release contains forward-looking statements concerning Atomera Incorporated, including statements regarding the prospects for the semiconductor industry generally and the ability of our MST technology to significantly improve semiconductor performance. Those forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause actual results to differ materially. Among those factors are: (1) the fact that, to date, we have only recognized minimal engineering services and licensing revenues and we have not yet commenced principal revenue producing operations or entered into a definitive royalty-based manufacturing and distribution license agreement with regard to our MST technology, thus subjecting us to all of the risks inherent in a pre-revenue enterprise; (2) risks related to our ability to advance the licensing arrangements with our initial integration licensees, Asahi Kasei Microdevices and STM Microelectronics, to royalty-based manufacturing and distribution licenses; (3) risks related to our ability to raise sufficient capital, as and when needed, to pursue the further development, licensing and commercialization of our MST technology; (4) our ability to protect our proprietary technology, trade secrets and knowhow and (5) those other risks disclosed in the section "Risk Factors" included in our Prospectus Supplement Filed with the SEC pursuant to Rule 424(b)(5) on October 11, 2018. We caution readers not to place undue reliance on any forward-looking statements. We do not undertake, and specifically disclaim any obligation, to update or revise such statements to reflect new circumstances or unanticipated events as they occur.

-- Financial Tables Follow --

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Atomera Provides Fourth Quarter and Annual 2018 Results

Atomera Incorporated

Condensed Balance Sheets

(in thousands, except per share data)

	December 31,	December 31,
	2018	2017

ASSETS

Current assets:
Cash and cash equivalents	$18,933	$17,369
Accounts receivable	185	110
Prepaid expenses and other current assets	170	248
Total current assets	19,288	17,727

Property and equipment, net	56	67
Security deposit	13	13

Total assets	$19,357	$17,807

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$348	$198
Accrued expenses	224	239
Accrued payroll related expenses	984	512
Deferred revenue	55	–

Total liabilities	1,611	949

Commitments and contingencies

Stockholders’ equity:
Preferred stock, $0.001 par value, authorized 2,500 shares; none issued and outstanding at December 31, 2018 and December 31, 2017	–	–
Common stock, $0.001 par value, authorized 47,500 shares; 15,034 and 12,161 shares issued and outstanding at December 31, 2018 and December 31, 2017, respectively.	15	12
Additional paid-in capital	139,693	125,911
Accumulated deficit	(121,962)	(109,065)
Total stockholders’ equity	17,746	16,858

Total liabilities and stockholders’ equity	$19,357	$17,807

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Atomera Provides Fourth Quarter and Annual 2018 Results

Atomera Incorporated

Condensed Statements of Operations

(in thousands, except per share data)

	Three Months Ended December 31,		Year Ended December 31,
	2018	2017	2018	2017
Revenue	$150	$110	$246	$110
Cost of revenue	(35)	(39)	(148)	(39)
Gross margin	115	71	98	71

Operating expenses
Research and development	1,968	1,324	7,318	5,826
General and administrative	1,175	1,107	4,956	5,796
Selling and marketing	262	292	957	1,659
Total operating expenses	3,405	2,723	13,231	13,281

Loss from operations	(3,290)	(2,652)	(13,133)	(13,210)

Other income/(expense)
Interest income	91	42	236	148
Other expense	–	–	–	(6)
Total other income/(expense), net	91	42	236	142

Net loss	$(3,199)	$(2,610)	$(12,897)	(13,068)

Net loss per common share, basic and diluted	$(0.22)	$(0.22)	$(1.02)	$(1.11)

Weighted average number of common shares outstanding, basic and diluted	14,364	12,036	12,655	11,773

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Atomera Provides Fourth Quarter and Annual 2018 Results

Atomera Incorporated

Reconciliation to Non- GAAP EBITDA

	Three Months Ended December 31,		Year Ended December 31,
	2018	2017	2018	2017
Net loss (GAAP)	$(3,199)	$(2,610)	$(12,897)	$(13,068)
Add (subtract) the following items:
Interest income	(91)	(42)	(236)	(148)
Depreciation and amortization	9	6	33	19
Stock-based compensation	629	524	2,425	4,078
Adjusted EBITDA (non-GAAP)	$(2,652)	$(2,122)	$(10,675)	$(9,119)

Investor Contact:

Bishop IR

Mike Bishop

(415) 894-9633

investor@atomera.com